iShares®

iShares MSCI Russia Capped ETF, Inc.

Supplement dated August 18, 2014

to the Prospectus dated December 30, 2013 (as revised April 23, 2014) for the

iShares MSCI Russia Capped ETF (ERUS)

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus of the Fund and all prior supplements.

In a prospectus supplement, dated July 21, 2014, iShares MSCI Russia Capped ETF (NYSE: ERUS) (the “Fund”) disclosed that the staff of the Securities and Exchange Commission (“SEC”) has expressed the view that, as a result of the Fund being organized as a legal entity separate from iShares, Inc. or iShares Trust, the Fund is not covered by the iShares exemptive relief1 that permits various iShares funds to operate as ETFs, and that its Board of Directors (the “Board”) and the adviser to the Fund, BlackRock Fund Advisors, were evaluating proposals intended to address the SEC staff’s concerns on a going forward basis, including potentially reorganizing the Fund into a new series of iShares, Inc. that would carry on the Fund’s business as an ETF under the iShares exemptive relief.

On August 14, 2014, the Board approved a proposal to reorganize the Fund into a newly created series of iShares, Inc. (the “New Fund”). (The proposed transaction is referred to as the “Merger”.) The New Fund will have the same investment objective, investment strategy, risks and policies, expenses, investment adviser, portfolio managers and directors and officers as the Fund, and will be operated in the same manner as the Fund but in a different legal entity. The transaction is expected to be tax free for U.S. federal income tax purposes.

The proposed Merger is not related to any ongoing Russian market activity, the current political situation in Russia or recent U.S. sanctions.

After the Merger, the Fund will be organized as a series of iShares, Inc. and, like other series of iShares, Inc. or iShares Trust, will be covered by the exemptive relief described above.

If the Merger is completed, shareholders of the Fund would receive shares of the New Fund with equivalent value, both measured at the time of the Merger.

[1]

The Foreign Fund, Inc., et al., Investment Company Act Rel. No. 21803 (Mar. 5, 1996), WEBS Index Fund, Inc., et al., Investment Company Act Rel. No. 23890 (July 6, 1999), Barclays Global Fund Advisors, et al., Investment Company Act Rel. No. 24452 (May 12, 2000), iShares Trust, et al., Investment Company Act Rel. No. 25111 (August 15, 2001) and iShares, Inc., et al., Investment Company Act Rel. No. 25215 (October 18, 2001), each amended by iShares, Inc., et al., Investment Company Act Rel. No. 25623 (June 25, 2002), Barclays Global Fund Advisors, Investment Company Act Rel. No. 26626 (October 5, 2004) and Barclays Global Fund Advisors, et al., Investment Company Act Rel. No. 27661 (January 17, 2007); and iShares Trust, et al., Investment Company Act Rel. No. 26006 (Apr. 15, 2003), as amended by iShares Trust, et al., Investment Company Act Rel. No. 29172 (March 10, 2010) (relief from Section 12(d)(1)).

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Consummation of the Merger will be subject to a number of conditions, including receipt of approval from the Fund’s shareholders. BlackRock Fund Advisors, the Fund’s investment adviser, will bear all of the expenses of the Merger, including the cost of soliciting shareholder proxies, establishing the New Fund and all other expenses of the Merger transaction.

Prior to the Merger, Fund shares are expected to remain listed on NYSE Arca and shareholders should be able to continue to buy and sell shares of the Fund until the closing date of the Merger. Immediately after the Merger, it is expected that New Fund shares will trade on NYSE Arca under the same ticker as the Fund. If the conditions of the Merger are met, the Merger is currently expected to be consummated during the first quarter of 2015.

This supplement does not constitute an offer to sell or the solicitation of an offer to buy any securities of the New Fund or a solicitation of any vote or approval. Any such offer or solicitation will be made by a combined proxy statement/prospectus containing important information about the New Fund and the Merger, which investors are urged to read carefully in its entirety when it becomes available. When available, the combined proxy statement/prospectus, and any other relevant documents, will be accessible, free of charge, on the SEC’s website at www.sec.gov, or by calling 1-800-iShares (1-800-474-2737). The Fund and the New Fund, and their respective directors, officers and employees, and BlackRock Fund Advisors and its officers and employees and other persons may be deemed to be participants in the solicitation of proxies with respect to the proposed Merger. Investors may obtain more detailed information regarding the direct and indirect interests of the funds’ respective directors, officers and employees, and BlackRock Fund Advisors’ officers and employees and other persons by reading the combined proxy statement/prospectus regarding the proposed Merger, filed with the SEC, when it becomes available.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
IS-A-ERUS-081814

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FOR FUTURE REFERENCE